Exhibit 32.2
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Whole Earth Brands, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Andrew Rusie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2021	/s/ Andrew Rusie
Andrew Rusie Chief Financial Officer (Principal Financial Officer)